UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 4, 2007
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                               CHINA DIRECT, INC.
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             (Exact name of registrant as specified in its charter)



              Florida                  0-26415                13-3876100
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    (State or other jurisdiction     (Commission            (IRS Employer
         of incorporation)           File Number)         Identification No.)

        5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code

        Registrant's telephone number, including area code (561) 989-9171
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01         REGULATION FD DISCLOSURE

             On September 4, 2007, China Direct, Inc. issued a press release regarding its Letter of Intent agreement with Chengfeng Zinc Processing Plant to form a joint venture, Huayuan Chengfeng CDI Zinc Industry Co., Ltd. ("CDI Zinc"). China Direct's ownership will be through its wholly owned subsidiary, CDI Shanghai Management Co., Ltd., a Chinese limited liability company, which will own 51% of the new joint venture. CDI Zinc is expected to have a production capacity of 2000 tons of Zinc Sulphide per year. The proposed transaction, which is subject to due diligence, an audit by a PCAOB approved auditor, Chinese regulatory approval, and definitive investment terms, is expected to close in the fourth quarter of 2007. The press release regarding this transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

             On September 5, 2007, China Direct, Inc. issued a press release regarding its Letter of Intent agreement with Shanxi Jinyang Metal Chemical Co., Ltd. to form a new joint venture CDI Pan Magnesium Co., Ltd. China Direct's ownership will be through its wholly owned subsidiary, CDI Shanghai Management Co., Ltd., a Chinese limited liability company which will own 51% of the new joint venture. CDI Pan Magnesium Co., Ltd. will initially have a production capacity of 6,000 tons of magnesium per year. The proposed transaction, which is subject to due diligence, an audit by a PCAOB approved auditor, Chinese regulatory approval, and definitive investment terms, is expected to close in the fourth quarter of 2007. The press release regarding this transaction is attached hereto as Exhibit 99.2 and incorporated herein by reference.


             The information contained in the press releases attached hereto are being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item  9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     Press Release dated September 4, 2007

99.2     Press Release dated September 5, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 6, 2007



                               CHINA DIRECT, INC.

                                               By: /s/ David Stein
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                                                       David Stein
                                                       Chief Operation Officer